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                                                                   EXHIBIT 10.51
                                                                   -------------

                        CONSENT TO AUTOMATIC CONVERSION



Corsair Communications, Inc.
3408 Hillview Avenue
Palo Alto, California 94304
Attention:  Mary Ann Byrnes

Dear Ms. Byrnes:

     In consideration of the proposed initial underwritten public offering of Common Stock of Corsair Communications, Inc., a Delaware corporation (the "Company"), expected to be consummated on or prior to the end of August 1997 (the "Public Offering"), and, subject to and conditioned upon the execution of similar letter agreements by (i) holders of a majority of the total number of outstanding shares of Series A Preferred Stock and Series B Preferred Stock voting together as a single class as required by Article IV, Part B, Section 3(a)(ii) of the Restated Certificate of Incorporation of the Company, as it may be amended from time to time (the "Restated Certificate"), and (ii) holders of a majority of the total number of outstanding shares of Series C Preferred Stock and Series D Preferred Stock voting together as a single class as required by
Article IV, Part B, Section 3(a)(iii) of the Restated Certificate and subject to the following sentence, the undersigned hereby consents to and agrees that all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company shall be automatically converted into shares of Common Stock of the Company in accordance with the terms of the Restated Certificate. The undersigned hereby agrees that such automatic conversion shall be effective immediately prior to the consummation of the Public Offering.

Dated: ______________, 1997

                                        Very truly yours,



                                        ________________________________________
                                        Name of Stockholder


                                        By:_____________________________________
                                           Name

                                           _____________________________________
                                           Title